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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 3, 2001

HAWAIIAN AIRLINES, INC.
(Exact name of registrant as specified in its charter)

HAWAII	1-8836	99-0042880
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. employer identification number)
3375 Koapaka Street, Suite G350 Honolulu, Hawaii 96819-1869	96819-1869
(Address of principal executive offices)	(Zip code)

Registrant's telephone number, including area code: (808) 835-3700

ITEM 5. OTHER EVENTS.

    On April 3, 2001, the Company issued the following press release:

Hawaiian Airlines To Lease Three New Boeing 767-300ER
Widebody Jets for Transpacific Service

    HONOLULU—Hawaiian Airlines, Inc. (AMEX and PCX: HA) announced today that it will acquire three brand-new widebody Boeing 767-300ER twin-jets later this year to replace widebody McDonnell Douglas DC-10s used on Transpacific routes.

    The three new Boeing 767s, valued at $330 million, will be delivered in October, November and December 2001 under long-term operating leases with Ansett Worldwide Aviation, Inc., a subsidiary of Morgan Stanley.

    The twin-aisle, twin-jet Boeing 767-300ER is an extended-range version of the popular and fuel-efficient 767. Hawaiian's 767s will be configured to seat 18 passengers in First Class and 234 in Coach.

    Founded in 1929 as Inter-Island Airways, Hawaiian Airlines launched the first scheduled airline service in Hawaii on November 11, 1929. From its Honolulu hub, Hawaiian serves the Islands of Maui, Kauai, Lanai, Molokai and the Big Island of Hawaii. The nation's 12th largest carrier, Hawaiian also serves Los Angeles, San Francisco, Seattle, Portland and Las Vegas, and will begin daily nonstop service between Hawaii and San Diego in June. Its DC-10 South Pacific service links Honolulu with American Samoa and Tahiti.

    Hawaiian Airlines has earned numerous international awards for service in recent years and most recently was rated No. 1 overall among the best U.S. airlines in the "Premium" category as ranked in the 2001 Zagat Survey. Additional information on Hawaiian Airlines, including previously issued company news releases, is available via the airline's Web site at www.hawaiianair.com.

    Information provided herein by the Company contains "forward-looking" information, as that term is defined by the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). These cautionary statements are being made pursuant to the provisions of the PSLRA and with the intention of obtaining the benefits of the "safe harbor" provisions of the PSLRA. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance and that actual results may differ materially from those in the forward-looking statements as a result of various factors, including but not limited to risks or uncertainties detailed in the Company's filings with the Securities and Exchange Commission. Additional risk factors include, but are not limited to, successful negotiations with suppliers and vendors other than the aircraft manufacturer, the outcome of union negotiations, general economic conditions, trends in the airline industry, the effect of competition, the ability to control costs and expenses and the ability of the Company to successfully complete its fleet modernization program. The Company undertakes no obligation to publicly update or revise any forward-looking statements.

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SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HAWAIIAN AIRLINES, INC.
DATED: APRIL 4, 2000	BY:	/S/ CHRISTINE R. DEISTER Christine R. Deister Executive Vice President, Chief Financial Officer and Treasurer

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  ITEM 5. OTHER EVENTS.
SIGNATURE